As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Babson Capital Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

550 South Tryon Street Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

(704)805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2015

Babson Capital Global Short Duration High Yield Fund

c / o Babson Capital Management LLC

550 South Tryon St.

Charlotte, NC 28202

704.805.7200

http://www.BabsonCapital.com/bgh

ADVISER

Babson Capital Management LLC

550 South Tryon St.

Suite 3300

Charlotte, NC 28202

SUB-ADVISOR

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston St.

Boston, Massachusetts 02110

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Dr.

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-855-439-5459; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

OFFICERS OF THE FUND

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

Dear Fellow Shareholders,

It is our pleasure to provide you with the 2015 Semi-Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”). We continue to believe our Global High Yield Investments Group is one of the largest teams primarily focused on North American and Western European credits and that the Fund offers investors a compelling portfolio of global high yield assets. Using the Group’s deep resources to apply our time-tested fundamental bottom-up process, we believe we can continue to provide investors an attractive level of current income through relative value investing in the global high yield market.

We continue to believe that the global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio, such as additional diversification, higher credit quality, increased yield, and lower duration. We pay special attention to limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

The global high yield markets delivered positive returns in the first quarter of 2015. The year started with continued overhangs in the form of weakening oil prices and uncertainty around central bank policies, including those in the U.S. and Europe. The major news in the first quarter was the announcement of the quantitative easing program by the European Central Bank at a greater size and longer duration than the market had been expecting. This resulted in a significant rally in European risk assets. During the first quarter, oil prices remained volatile, and due to a decline late in the quarter, energy credits remained a slight drag on the U.S. market.

In the second quarter of 2015, macroeconomic conditions generally improved during the quarter in the U.S. and U.K., while Europe showed some signs of recovery but was still weak. Volatility persisted in the second quarter due in part to the tensions surrounding the Greek debt crisis and the uncertainty over when the Fed will raise rates. Due to volatility late in the second quarter, high yield bonds were flat in the U.S. as the energy sector outperformed the broader market while the European market posted a negative return for the quarter.

After a strong start to the year, high yield bond issuance slowed in the second quarter. High yield bond retail mutual funds were modestly negative in April and May, although June saw outflows of $7.8 billion, a significant portion of which can be attributed to exchange traded funds. The $8.8 billion outflow in the quarter compares with $9.1 billion of inflows in the first quarter. European high yield mutual funds had modest inflows during the second quarter despite the outflows in the U.S. market. Spreads and yields for high yield bonds in the U.S. and Europe widened late in the second quarter ending up at levels similar to the start of the year.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a portfolio of 131 issuers, which is basically unchanged from the beginning of the year of 130 issuers. A majority of the issuers continue to be domiciled in the U.S. (61.1%) with the U.K. (20.1%) and Canada (2.9%) representing the next largest country exposures – see Country Composition chart on page 4. From a geographic standpoint, exposure to U.S. domiciled companies increased and exposure to foreign issuers decreased since the beginning of the year. High yield bond spreads in the European market remain compressed compared to the U.S. market which has experienced more volatility over the past six months. Therefore, we believe the U.S. market offers select investment opportunities that may be more attractive from a relative value perspective than Europe in the current market environment. The Western European market continues to further diversify the portfolio, reduce duration, potentially increase the yield profile and look to mitigate market volatility.

As of June 30, 2015, the Fund remained well positioned across the credit quality spectrum: 8.2% BB-rated, 75.8% B-rated, 12.9% CCC-rated and below, and 3.1% is securities that are not publicly rated with over 60% of the portfolio consisting of senior secured obligations(1). Within the CCC-rated and below category, the majority of these assets are senior secured 2nd lien loans or short duration, yield-to-call high yield bond paper. Based on our experience in the current market environment, we believe these senior secured 2nd lien loan assets offer the potential for compelling risk-adjusted returns and may provide the portfolio with added protection against principal loss in the event of an issuer’s bankruptcy.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

The Fund paid six consecutive monthly dividend payments of $0.1677 per share over the first half of 2015 comprised of net investment income. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $19.95 and $22.06, respectively, or at a 9.56% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2015, the Fund’s market price and NAV distribution rates, on an annualized basis were 10.09% and 9.12%, respectively. Assets acquired through leverage, which represented 24.14% of the Fund’s total assets as of June 30, 2015, were accretive to net investment income and benefited shareholders.

It should be noted that the monthly dividend for July 2015 was announced and for the first time since the inception of the Fund the dividend was reduced to $0.1615 per share, or by 3.70%. While the Fund had been fortunate to be able to keep a steady monthly dividend rate since inception, global high yield bond spreads have compressed and, more specifically, the European high yield bond market has tightened significantly compared to the U.S. market. This spread compression has impacted the ability of the Fund to maintain a high level of distribution yield. Based on current market conditions and expectations that spreads will remain in a similar range over the course of the year, the portfolio management team made the decision to recommend a reduction the Fund’s dividend rate which we believe was the most appropriate option for its investors instead of returning capital or increasing the risk profile of the Fund.

On a year-to-date basis, the NAV total return was +5.24%(2), outperforming the global high yield bond market as measured by the Bank of America / Merrill Lynch Global Non-Financial High Yield Index (HN0C), which returned +3.14%. From a market value perspective, the total return through the year-to-date period was +3.71%.

In Conclusion

For the remainder of 2015, monetary policy will be a key theme capturing the attention of financial markets as expectations have increased around an eventual interest rate hike by the Federal Reserve in the United States. In Europe, the European Central Bank’s quantitative easing program will still be monitored as well as any lagging headline risk from the Greece debt crisis. Further, commodities will be closely watched as the market is looking for signs of stability across the energy and metals and mining sectors. Weak economic data from China has resulted in additional uncertainty surrounding any commodity related credits. Excluding any potential commodity centric volatility and market instability from a potential Federal Reserve interest rate increase, we believe corporate fundamentals, such as balance sheet leverage and earnings growth, will continue to support global high yield bond valuations in the near term and will most likely keep default rates below normal. This fundamental picture coupled with relatively attractive yields compared to other fixed income securities, we believe, should remain favorable for the global high yield market.

At Babson Capital, we take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that is deeply rooted in fundamental bottom-up analysis. In times of market volatility we focus on our disciplined approached and emphasize our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture such attractive capital appreciation opportunities as may exist. We believe the Fund will continue to offer an attractive dividend yield to our shareholders through the second half of 2015.

We value your continued partnership and support, and look forward to helping you achieve your investment objectives in 2015 and beyond.

Sincerely,

Russ Morrison

President and Principal Executive Officer

Babson Capital Global Short Duration High Yield Fund

(1)	Ratings reported by Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”).

(2)	Performance referenced during the call is net of fees and expenses and represents PAST PEFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. For more information on the fees and expenses of the Fund, please see the prospectus.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2015.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

FINANCIAL REPORT

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2015

Assets
Investments, at fair value (cost $604,768,309)	$575,768,659
Cash	12,962,520
Foreign currency, at fair value (cost $8,298,879)	8,282,947
Interest receivable	10,583,885
Unrealized appreciation on forward foreign exchange contracts	808,713
Prepaid expenses and other assets	3,345

Total assets	608,410,069

Liabilities
Note payable	146,500,000
Dividend payable	3,363,701
Payable for investments purchased	13,845,466
Payable to adviser	441,277
Unrealized depreciation on forward foreign exchange contracts	1,592,142
Accrued expenses and other liabilities	190,403

Total liabilities	165,932,989

Total net assets	$442,477,080

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	477,884,220
Undistributed net investment income	3,648,251
Accumulated net realized loss	(9,334,127)
Net unrealized depreciation	(29,721,465)

Total net assets	$442,477,080

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$22.06

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2015 THROUGH JUNE 30, 2015

Investment Income
Interest income	$24,637,283
Other income	47,987

Total investment income	24,685,270

Operating Expenses
Advisory fees	2,904,653
Interest expense	769,149
Administrator fees	754,291
Directors’ fees	105,825
Professional fees	83,884
Printing and mailing expense	29,042
Registration fees	2,980
Other operating expenses	33,378

Total operating expenses	4,683,202

Net investment income	20,002,068

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(7,301,173)
Net realized gain on forward foreign exchange contracts	5,438,855
Net realized loss on foreign currency and translation	(191,201)

Net realized loss on investments	(2,053,519)

Net unrealized appreciation of investments	5,277,513
Net unrealized depreciation of forward foreign exchange contracts	(2,028,995)
Net unrealized appreciation of foreign currency and translation	228,092

Net unrealized appreciation on investments	3,476,610

Net realized and unrealized gains on investments	1,423,091

Net increase in net assets resulting from operations	$21,425,159

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2015 THROUGH JUNE 30, 2015

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$21,425,159
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(113,948,888)
Proceeds from sales of long-term investments	105,774,545
Purchases of foreign currency, net	(7,536,233)
Forward currency exchange contracts, net	2,028,995
Net unrealized appreciation	(5,333,114)
Net realized loss	7,301,173
Amortization and accretion	309,051
Changes in operating assets and liabilities:
Increase in interest receivable	(384,369)
Decrease in prepaid expenses and other assets	24,989
Decrease in receivable for investments sold	3,281,420
Increase in payable for investments purchased	11,340,466
Decrease in payable to Adviser	(40,610)
Decrease in accrued expenses and other liabilities	(105,306)

Net cash provided by operating activities	24,137,278

Cash Flows From Financing Activities
Advances from credit facility	5,000,000
Repayments on credit facility	(12,000,000)
Distributions paid to common shareholders	(31,962,183)

Net cash provided by financing activities	(38,962,183)

Net change in cash	(14,824,905)
Cash beginning of period	27,787,425

Cash end of period	$12,962,520

Supplemental disclosure of cashflow information
Income taxes paid	$–
Interest paid	724,803

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2015, THROUGH JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014

Operations
Net investment income	$20,002,068	$42,515,746
Net realized gain (loss) on investments	(2,053,519)	5,208,578
Net unrealized appreciation (depreciation) on investments	3,476,610	(60,542,792)

Net increase (decrease) in net assets resulting from operations	21,425,159	(12,818,468)

Dividends to Common Stockholders
Net investment income	(20,182,208)	(51,354,913)
Net realized gain	–	(789,477)

Total dividends to common stockholders	(20,182,208)	(52,144,390)

Total increase (decrease) in net assets	1,242,951	(64,962,858)

Net Assets
Beginning of period	441,234,129	506,196,987

End of period (including undistributed net investment income of $3,648,251 and $3,828,391)	$442,477,080	$441,234,129

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2015 THROUGH JUNE 30, 2015		YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$22.00		$25.24	$24.30	23.82	(3)
Income from investment operations:
Net investment income	1.00		2.12	2.05	0.18
Net realized and unrealized gains (losses) on investments	0.07		(2.76)	1.21	0.47

Total increase (decrease) from investment operations	1.07		(0.64)	3.26	0.65

Less dividends to common stockholders:
Net investment income	(1.01)		(2.56)	(2.01)	(0.17)
Net realized gain	–		(0.04)	(0.31)	–

Total dividends to common stockholders	(1.01)		(2.60)	(2.32)	(0.17)

Net asset value, end of period	$22.06		$22.00	$25.24	$24.30

Per common share market value, end of period	$19.95		$20.19	$23.12	$23.77

Total investment return based on net asset value (2)(4)	3.71%		(2.25)%	14.48%	2.69%

Total investment return based on market value (2)(4)	5.24%		(2.06)%	7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$442,477		$441,234	$506,197	$487,005
Ratio of expenses to average net assets	2.13	%(5)	2.20%	2.06%	1.85	%(5)
Ratio of net investment income to average net assets	9.09	%(5)	8.47%	8.20%	4.70	%(5)
Portfolio turnover rate (2)	18.53%		63.66%	60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 130.12%*:

Bank Loans§ — 21.67%*:

Broadcasting and Entertainment — 0.41%*:
Learfield Communications Inc.	8.75%	10/8/2021	1,800,000	$1,815,783	$1,811,250

Total Broadcasting and Entertainment			1,800,000	1,815,783	1,811,250

Cargo Transport — 1.01%*:
Direct ChassisLink Inc. (add on facility)	8.25	11/12/2019	639,481	639,481	626,691
Direct ChassisLink Inc.	8.25	11/12/2019	3,942,857	3,885,592	3,864,000

Total Cargo Transport			4,582,338	4,525,073	4,490,691

Chemicals, Plastics and Rubber — 0.77%*:
Flint Group Holdings+	8.25	9/30/2022	3,451,145	3,437,345	3,423,122

Total Chemicals, Plastics and Rubber			3,451,145	3,437,345	3,423,122

Diversified/Conglomerate Service — 1.60%*:
Redprarie Corporation	6.00	12/21/2018	2,932,838	2,890,169	2,813,706
Redprarie Corporation	11.25	12/14/2019	4,632,646	4,662,294	4,244,662

Total Diversified/Conglomerate Service			7,565,484	7,552,463	7,058,368

Diversified Natural Resources, Precious Metals and Minerals — 0.75%*:
Caraustar Industries Inc.	8.00	5/1/2019	3,305,327	3,337,183	3,306,319

Total Diversified Natural Resources, Precious Metals and Minerals			3,305,327	3,337,183	3,306,319

Electronics — 1.74%*:
Kronos, Inc.	9.75	4/30/2020	7,485,880	7,411,033	7,710,456

Total Electronics			7,485,880	7,411,033	7,710,456

Farming and Agriculture — 1.41%*:
Allflex Holdings, Inc.	8.00	7/19/2021	6,232,322	6,231,527	6,259,620

Total Farming and Agriculture			6,232,322	6,231,527	6,259,620

Finance — 1.72%*:
Confie Seguros Holding	10.25	5/8/2019	2,380,257	2,357,657	2,368,355
Cunningham Lindsey Group, Inc.	9.25	6/10/2020	5,504,015	5,516,227	5,242,574

Total Finance			7,884,272	7,873,884	7,610,929

Healthcare, Education and Childcare — 0.69%*:
Sage Products Holdings III, LLC	9.25	6/15/2020	3,011,585	2,966,428	3,034,172

Total Healthcare, Education and Childcare			3,011,585	2,966,428	3,034,172

Mining, Steel, Iron and Non-Precious Metals — 1.04%*:
Boomerang Tube, LLC	11.00	9/8/2015	1,609,355	1,577,168	1,609,355
Boomerang Tube, LLC>	11.75	10/11/2017	5,089,201	5,056,255	2,570,047
Murray Energy Corp.	7.50	4/9/2020	450,327	437,179	416,481

Total Mining, Steel, Iron and Non-Precious Metals			7,148,883	7,070,602	4,595,883

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 9.27%*:
Caelus Energy Alaska	8.75%	4/15/2020	17,863,828	$17,321,744	$14,469,701
Fieldwood Energy LLC	8.38	9/30/2020	10,787,706	9,615,146	8,239,110
Jonah Energy LLC	7.50	5/12/2021	1,963,216	1,979,437	1,855,239
MD America Energy, LLC	9.50	8/4/2019	6,922,738	6,620,325	6,710,764
NFR Energy LLC>	8.75	12/31/2018	7,684,465	7,774,974	2,625,551
Templar Energy	8.50	11/25/2020	9,700,000	9,432,356	7,119,800

Total Oil and Gas			54,921,953	52,743,982	41,020,165

Retail Store — 0.65%*:
FleetPride	9.25	5/19/2020	3,000,000	2,950,524	2,887,500

Total Retail Store			3,000,000	2,950,524	2,887,500

Telecommunications — 0.61%*:
Eircom Finance Ltd+	4.50	9/30/2019	2,470,797	3,301,204	2,695,543

Total Telecommunications			2,470,797	3,301,204	2,695,543

Total Bank Loans			112,859,986	111,217,031	95,904,018

Corporate Bonds — 108.45%*:

Aerospace and Defense — 1.28%*:
CPI International Inc.#	8.75	2/15/2018	5,550,000	5,681,218	5,674,875

Total Aerospace and Defense			5,550,000	5,681,218	5,674,875

Automobile — 8.63%*:
Accuride Corp#	9.50	8/1/2018	11,210,000	11,290,423	11,462,225
Affinia#	7.75	5/1/2021	3,240,000	3,324,945	3,385,800
Allied Specialty Vehicles#^	8.50	11/1/2019	6,000,000	5,965,020	6,240,000
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	8,235,000	8,589,759	8,811,450
International Automotive Components Group, S.A.#^	9.13	6/1/2018	8,125,000	8,227,031	8,287,500

Total Automobile			36,810,000	37,397,178	38,186,975

Banking — 0.54%*:
Lock AS+^	7.00	8/15/2021	2,050,000	2,664,962	2,411,146

Total Banking			2,050,000	2,664,962	2,411,146

Beverage, Food and Tobacco — 2.38%*:
Boparan Finance PLC+^	5.50	7/15/2021	650,000	933,012	927,091
EWOS+^	6.75	11/1/2020	2,000,000	2,730,745	2,212,981
Findus+^	9.13	7/1/2018	1,850,000	2,420,420	2,160,444
Findus+^	9.50	7/1/2018	1,500,000	2,600,258	2,459,973
Pizza Express+^	6.63	8/1/2021	1,700,000	2,858,008	2,757,333

Total Beverage, Food and Tobacco			7,700,000	11,542,443	10,517,822

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment — 2.84%*:
Arqiva Finance#+^	9.50%	3/31/2020	5,000,000	$7,886,559	$8,641,820
RCN Cable#^	8.50	8/15/2020	3,733,000	3,851,205	3,910,318

Total Broadcasting and Entertainment			8,733,000	11,737,764	12,552,138

Buildings and Real Estate — 5.89%*:
Forestar Real Estate Group Inc.#^	8.50	6/1/2022	6,591,000	6,804,255	6,838,162
Keystone Financing+^	9.50	10/15/2019	3,900,000	6,229,044	6,426,568
Lyon Williams Homes, Inc.#	8.50	11/15/2020	8,000,000	8,044,391	8,640,000
Monier Holdings SCA+^	5.07	10/15/2020	100,000	138,845	111,541
Paroc Group+^	6.25	5/15/2020	1,050,000	1,444,431	1,150,343
Roofing Supply LLC#^	10.00	6/1/2020	2,834,000	3,049,610	2,897,765

Total Buildings and Real Estate			22,475,000	25,710,576	26,064,379

Cargo Transport — 4.75%*:
Kenan Advantage Group, Inc.#^	8.38	12/15/2018	10,750,000	10,849,947	11,193,437
Moto Hospitality Limited+^	6.38	9/1/2020	2,400,000	3,584,497	3,846,396
Quality Distribution Inc.#	9.88	11/1/2018	1,541,000	1,615,654	1,616,124
World Flight Services, Inc.+^	9.50	7/15/2022	1,250,000	1,417,941	1,426,593
XPO Logistics, Inc.^	6.50	6/15/2022	3,000,000	3,000,000	2,936,250

Total Cargo Transport			18,941,000	20,468,039	21,018,800

Chemicals, Plastics and Rubber — 7.70%*:
Associated Asphalt Partners LLC#^	8.50	2/15/2018	1,839,000	1,839,000	1,774,635
Chemours Co.#^	7.00	5/15/2025	1,212,000	1,212,000	1,175,640
Ciech Group Finance#+^	9.50	11/30/2019	2,100,000	2,795,108	2,556,345
Consolidated Energy Finance S.A.#+^	6.75	10/15/2019	4,630,000	4,532,256	4,699,450
Cornerstone Chemical Co.#^	9.38	3/15/2018	4,725,000	4,831,043	4,961,250
LSB Industries, Inc.#	7.75	8/1/2019	3,000,000	3,000,000	3,180,000
Omnova Solutions, Inc.#	7.88	11/1/2018	3,154,000	3,226,249	3,154,000
Pinnacle Operating Corp.#^	9.00	11/15/2020	2,635,000	2,641,739	2,615,237
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,414,505	7,768,150
Univar USA Inc.^	6.75	7/15/2023	2,172,000	2,172,000	2,193,720

Total Chemicals, Plastics and Rubber			33,865,000	34,663,900	34,078,427

Containers, Packaging and Glass — 4.24%*:
Coveris Holdings S.A.#^	7.88	11/1/2019	7,600,000	7,658,157	7,562,000
Innovia Group Finance+^	5.03	3/31/2020	750,000	1,021,099	829,450
Multi Packaging Solutions, Inc.#^	8.50	8/15/2021	6,105,000	6,134,673	6,196,575
Onex Wizard Acquisition Co+^	7.75	2/15/2023	3,600,000	4,134,082	4,176,816

Total Containers, Packaging and Glass			18,055,000	18,948,011	18,764,841

Diversified/Conglomerate Manufacturing — 3.51%*:
Appvion Inc.#^	9.00	6/1/2020	13,200,000	13,427,559	8,316,000
Carlisle Transportation Products#^	8.25	12/15/2019	3,950,000	4,046,817	4,088,250
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,274	3,120,000

Total Diversified/Conglomerate Manufacturing			20,150,000	20,418,650	15,524,250

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 1.51%*:
Carlson Travel Holdings Inc.#^	7.50%	8/15/2019	2,690,000	$2,727,807	$2,730,350
Verisure Holdings#+^	6.54	9/1/2018	3,500,000	4,475,263	3,937,178

Total Diversified/Conglomerate Service			6,190,000	7,203,070	6,667,528

Diversified Natural Resources, Precious Metals and Minerals — 0.77%*:
Lecta S.A.#+^	8.88	5/15/2019	1,090,000	1,420,362	1,288,100
Lecta S.A.#+^	5.49	5/15/2018	1,900,000	2,392,120	2,097,037

Total Diversified Natural Resources, Precious Metals and Minerals			2,990,000	3,812,482	3,385,137

Electronics — 2.12%*:
International Wire Group, Inc.#^	8.50	10/15/2017	8,086,000	8,183,093	8,369,010
SS&C Technologies Holdings, Inc.^	5.88	7/15/2023	1,003,000	1,003,000	1,013,030

Total Electronics			9,089,000	9,186,093	9,382,040

Farming and Agriculture — 0.39%*:
Chiquita Brands International Inc.#	7.88	2/1/2021	1,602,000	1,590,369	1,726,155

Total Farming and Agriculture			1,602,000	1,590,369	1,726,155

Finance — 9.59%*:
Cabot Financial+^	6.50	4/1/2021	300,000	494,821	449,312
Cabot Financial#+^	10.38	10/1/2019	3,750,000	6,251,831	6,411,838
Equiniti Newco+^	7.13	12/15/2018	1,700,000	2,673,187	2,684,464
First Data Corp.#	11.25	1/15/2021	3,896,000	3,888,500	4,324,560
Galaxy Bidco Ltd.+^	6.38	11/15/2020	650,000	1,053,229	1,022,583
Galaxy Finco Ltd.+^	7.88	11/15/2021	3,900,000	6,351,943	6,053,260
Lowell Group Financing PLC#+^	10.75	4/1/2019	3,000,000	5,093,888	5,079,033
Lowell Group Financing PLC+^	5.88	4/1/2019	650,000	1,083,586	990,871
Marlin Financial+^	10.50	8/1/2020	1,850,000	2,942,606	3,208,229
National Financial Partners Corp.^	9.00	7/15/2021	1,720,000	1,711,400	1,698,500
TMF Group Holding+^	9.88	12/1/2019	5,000,000	6,278,195	5,953,756
Travelex+^	8.00	8/1/2018	2,800,000	4,348,607	4,575,803

Total Finance			29,216,000	42,171,793	42,452,209

Grocery — 0.23%*:
Premier Foods Finance+^	6.50	3/15/2021	700,000	1,162,645	1,034,976

Total Grocery			700,000	1,162,645	1,034,976

Healthcare, Education and Childcare — 9.72%*:
Cerba+^	8.25	2/1/2020	3,450,000	3,904,870	3,903,933
Crown Newco PLC#+^	8.88	2/15/2019	6,600,000	10,880,450	10,733,141
Endo International^	6.00	7/15/2023	698,000	698,000	713,705
HomeVi SAS+^	6.88	8/15/2021	1,450,000	1,941,618	1,691,704
Kindred Healthcare, Inc.#^	8.75	1/15/2023	3,199,000	3,199,000	3,474,914
Prospect Medical Holdings Inc.#^	8.38	5/1/2019	5,000,000	5,065,503	5,319,500

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Tenet Healthcare Corporation#	8.13%	4/1/2022	3,700,000	$3,700,000	$4,045,950
Tenet Healthcare Corporation^	6.75	6/15/2023	1,770,000	1,761,150	1,805,400
Unilabs+^	7.32	7/15/2018	2,600,000	3,582,030	2,898,615
Unilabs+^	8.50	7/15/2018	2,450,000	3,206,250	2,832,449
Valeant^	6.13	4/15/2025	2,006,000	2,006,000	2,063,673
Valeant#+^	7.50	7/15/2021	3,260,000	3,260,000	3,508,575

Total Healthcare, Education and Childcare			36,183,000	43,204,871	42,991,559

Hotels, Motels, Inns and Gaming — 0.75%*:
Gala Group Finance#+^	8.88	9/1/2018	2,025,000	3,257,068	3,332,895

Total Hotels, Motels, Inns and Gaming			2,025,000	3,257,068	3,332,895

Insurance — 2.82%*:
Hastings Insurance Group+^	8.00	10/21/2020	3,550,000	5,719,910	5,911,539
Onex York Acquisition Corp.#^	8.50	10/1/2022	3,524,000	3,524,000	3,105,525
Towergate Finance PLC+^	8.21	3/2/2020	66,825	100,364	110,248
Towergate Finance PLC+^	8.75	4/2/2020	2,165,054	3,562,461	3,367,801

Total Insurance			9,305,879	12,906,735	12,495,113

Leisure, Amusement, Motion Pictures and Entertainment — 2.54%*:
Odeon & UCI Finco+^	9.00	8/1/2018	500,000	798,558	813,117
Palace Entertainment Holdings#^	8.88	4/15/2017	4,324,000	4,413,999	4,324,000
Vue Cinimas+^	7.88	7/15/2020	3,650,000	5,859,692	6,079,357

Total Leisure, Amusement, Motion Pictures and Entertainment			8,474,000	11,072,249	11,216,474

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 1.83%*:
KM Germany Holding#+^	8.75	12/15/2020	1,305,000	1,688,927	1,556,724
Xerium Technologies#	8.88	6/15/2018	6,324,000	6,357,212	6,545,340

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			7,629,000	8,046,139	8,102,064

Mining, Steel, Iron and Non-Precious Metals — 3.18%*:
Constellium Holdco B.V.#^	7.00	1/15/2023	2,850,000	3,438,678	3,177,328
Hecla Mining Company#	6.88	5/1/2021	4,388,000	4,359,051	4,152,145
Murray Energy Corp.^	11.25	4/15/2021	8,000,000	7,754,647	6,720,000

Total Mining, Steel, Iron and Non-Precious Metals			15,238,000	15,552,376	14,049,473

Oil and Gas — 17.37%*:
Baytex Energy Ltd.#+^	5.63	6/1/2024	4,000,000	3,280,011	3,710,000
Calumet Specialty Products#	7.63	1/15/2022	1,135,000	1,117,907	1,157,700
Calumet Specialty Products#	6.50	4/15/2021	6,000,000	5,927,286	5,910,000
CHC Helicopter#+	9.25	10/15/2020	1,722,600	1,752,185	1,253,191
CHC Helicopter#	9.38	6/1/2021	1,950,000	2,035,131	1,150,500
CITGO Holding Inc.#^	10.75	2/15/2020	7,584,000	7,393,731	7,754,640

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Eclipse Resources Corp.^	8.88%	7/15/2023	2,181,000	$2,122,764	$2,112,408
Ferrellgas Partners LP#	8.63	6/15/2020	7,135,000	7,027,891	7,384,725
Jupiter Resources Inc.#+^	8.50	10/1/2022	10,025,000	9,570,408	8,395,937
Kosmos Energy Ltd.#+^	7.88	8/1/2021	2,722,000	2,541,724	2,626,730
Kosmos Energy Ltd.#^	7.88	8/1/2021	3,433,000	3,166,611	3,312,845
Magnum Hunter Resources Corp.	9.75	5/15/2020	2,000,000	1,727,658	1,790,000
Millennium Offshore#+^	9.50	2/15/2018	6,000,000	6,000,000	5,610,000
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,210,195	6,345,000
Pbf Logistics LP^	6.88	5/15/2023	1,117,000	1,117,000	1,122,585
Seventy Seven Energy Inc.	6.50	7/15/2022	7,500,000	4,890,983	4,800,000
Topaz Marine SA#+^	8.63	11/1/2018	6,877,000	6,912,698	6,722,268
Welltec#+^	8.00	2/1/2019	5,951,000	6,035,284	5,683,205

Total Oil and Gas			83,332,600	78,829,467	76,841,734

Personal, Food and Miscellaneous — 2.70%*:
Brake Brothers Acquisition PLC+^	7.13	12/15/2018	5,000,000	8,304,049	8,052,919
Carrols Corp.#^	8.00	5/1/2022	709,000	734,514	744,450
Teamsystem S.P.A.+^	7.38	5/15/2020	2,680,000	3,549,155	3,165,578

Total Personal, Food and Miscellaneous			8,389,000	12,587,718	11,962,947

Printing and Publishing — 0.93%*:
Cimpress N.V.#^	7.00	4/1/2022	1,560,000	1,560,000	1,602,900
McGraw-Hill Education^	8.50	8/1/2019	1,044,000	1,034,614	1,051,830
Zebra Technologies Corp.#^	7.25	10/15/2022	1,359,000	1,359,000	1,471,117

Total Printing and Publishing			3,963,000	3,953,614	4,125,847

Retail Store — 6.74%*:
Boing Group Finance+^	6.63	7/15/2019	3,050,000	4,166,953	3,291,421
Brighthouse Group PLC#+^	7.88	5/15/2018	2,000,000	3,112,790	3,079,630
Douglas Holding+^	6.25	7/15/2022	4,150,000	4,635,732	4,568,572
HD Supply, Inc.#	11.50	7/15/2020	5,000,000	5,227,622	5,775,000
House Fraser PLC#+^	8.88	8/15/2018	6,500,000	10,604,842	10,653,243
HSS Financing PLC+^	6.75	8/1/2019	306,000	506,522	502,435
Takko Fashion+^	9.88	4/15/2019	3,800,000	4,984,472	1,952,998

Total Retail Store			24,806,000	33,238,933	29,823,299

Telecommunications — 2.95%*:
Altice Financing#+^	6.63	2/15/2023	661,000	661,000	656,241
Altice S.A.#+^	7.75	5/15/2022	3,240,000	3,240,000	3,134,700
Eircom Finance Ltd#+^	9.25	5/15/2020	1,450,000	2,131,280	1,753,941
Numericable Group+^	5.38	5/15/2022	700,000	967,158	792,102
Numericable Group+^	5.63	5/15/2024	950,000	1,312,572	1,067,053
Numericable Group+^	6.00	5/15/2022	1,280,000	1,280,000	1,261,600
Numericable Group+^	6.25	5/15/2024	690,000	690,000	678,787

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Sprint Nextel Corporation#	7.25%	9/15/2021	2,650,000	$2,650,000	$2,583,750
UPC Broadband+^	6.75	3/15/2023	430,000	454,017	498,436
Wind Acquisition+^	7.00	4/23/2021	550,000	758,861	633,403

Total Telecommunications			12,601,000	14,144,888	13,060,013

Textiles & Leather — 0.55%*:
Perry Ellis International Inc#	7.88	4/1/2019	2,334,000	2,398,027	2,421,525
Total Textiles & Leather			2,334,000	2,398,027	2,421,525
Total Corporate Bonds			438,396,479	493,551,278	479,864,641

Total Fixed Income			551,256,465	604,768,309	575,768,659

Other assets and liabilities — (30.12)%					(133,291,579)

Net Assets — 100%					$442,477,080

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
>	Defaulted security.
+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2015.

United States	61.1%
United Kingdom	20.1%
Canada	2.9%
France	2.4%
Germany	2.0%
Sweden	1.7%
Azerbaijan	1.2%
Netherlands	1.0%
(Individually less than 1%)	7.6%

100.0%

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

Forward Foreign Exchange Contracts at June 30, 2015 (Unaudited)

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNY Mellon
	Euros	Buy	7/15/2015	$2,910,565	$2,888,060	$(22,505)
	U.S. Dollars	Sell	7/15/2015	(2,910,565)	(2,910,565)	–

				–	(22,505)	(22,505)

J.P. Morgan
	Euros	Sell	7/15/2015	$(68,867,617)	$(68,080,442)	$787,175
	Swiss francs	Sell	7/15/2015	(521,103)	(517,835)	3,268
	U.S. Dollars	Buy	7/15/2015	69,388,720	69,388,720	–

				–	790,443	790,443

Morgan Stanley
	British pounds	Buy	7/15/2015	$7,669,255	$7,655,892	$(13,363)
	British pounds	Sell	7/2/2015	(7,241,090)	(7,227,623)	13,467
	British pounds	Sell	7/15/2015	(118,810,598)	(120,336,931)	(1,526,333)
	Euros	Buy	7/1/2015	693,746	693,448	(298)
	Euros	Buy	7/15/2015	3,401,062	3,371,419	(29,643)
	Euros	Sell	7/15/2015	(2,025,330)	(2,020,527)	4,803
	U.S. Dollars	Buy	7/2/2015	7,241,090	7,241,090	–
	U.S. Dollars	Buy	7/15/2015	120,835,928	120,835,928	–
	U.S. Dollars	Sell	7/1/2015	(693,746)	(693,746)	–
	U.S. Dollars	Sell	7/15/2015	(11,070,317)	(11,070,317)	–

				–	(1,551,367)	(1,551,367)
				–	(783,429)	(783,429)

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2015 (Unaudited)

1.	Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisers Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by, the Board. (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Bank Loans	$–	$89,803,972	$6,100,046	$95,904,018
Bonds	–	479,864,641	–	479,864,641

Total Fixed Income	$–	$569,668,613	$6,100,046	$575,768,659

Derivative Securities:
Foreign Exchange Contracts:	$–	$808,713	$–	$808,713

Total Derivative Securities	–	808,713	–	808,713

Total Assets	$–	$570,477,326	$6,100,046	$576,577,372

Liabilities:
Foreign Exchange Contracts	$–	$1,592,142	$–	$1,592,142

Total Liabilities:	$–	$1,592,142	$–	$1,592,142

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2015.

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2015	VALUATION TECHNIQUES(S)	UNOBSERVABLE INPUT

Second Lien Term Loans

Boomerang Tube, LLC	$1,609,355	Broker Provided Price	N/A

Direct ChassisLink, Inc.	$4,490,691	Market Comparables	Average of broker quotes for comparable securities: $98.63; Discount for lack of marketability: 1%.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period from January 1, 2015 through June 30, 2015. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AS OF DECEMBER 31, 2014	PURCHASES	SALES	ACCRETION OF DISCOUNT	NET REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	BALANCE AS OF JUNE 30, 2015	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF JUNE 30, 2015

Fixed Income
Bank Loan	$4,477,282	$1,609,355	$(19,048)	$(35,417)	$277	$67,597	$6,100,046	$67,597

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2015, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counter party risk to the Fund is limited to the net unrealized gain, in any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with BNY Mellon, Morgan Stanley and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $808,713 in net unrealized appreciation and a liability of $1,592,142 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2015 are indicative of the volume of activity during the period.

For the period from January 1, 2015 through June 30, 2015, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2015. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2015:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Forward Foreign Exchange Contracts	Unrealized Appreciation	$808,713

Total Asset Derivatives		$808,713

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$1,592,142

Total Liability Derivatives		$1,592,142

The effect of derivative instruments on the Statement of Operations for the period from January 1, 2015 through June 30, 2015:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$5,438,855

Total	$5,438,855

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$(2,028,995)

Total	$(2,028,995)

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2015.

	BNY MELLON	J.P. MORGAN	MORGAN STANLEY
Assets:
Forward foreign exchange contracts	$–	$790,443	$18,270

Total Assets	–	$790,443	$18,270

Liabilities:
Forward foreign exchange contracts	$22,505	$–	$1,569,637

Total Liabilities	$22,505	$–	$1,569,637

Net Exposure	$22,505	$790,443	$1,551,367

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

The tax character of dividends paid to shareholders during the tax year ended in 2014, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
$51,354,913	$789,477	$52,144,390

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2014, undistributed net investment income was increased $12,489,006 and accumulated net realized gain was decreased $12,489,006. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2014:

Cost of investments	$604,278,316

Unrealized appreciation	11,031,607
Unrealized depreciation	(45,308,770)

Net unrealized appreciation (depreciation)	(34,277,163)
Undistributed ordinary income	5,073,957
Undistributed long term gains	–

Distributable earnings	5,073,957
Other accumulated gain/(loss)	(7,447,086)

Total accumulated gain/(loss)	(36,650,292)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

FISCAL YEAR ENDED CAPITAL LOSS	AMOUNT	EXPIRATION
December 31, 2014	$2,702,651	Unlimited

Total	$2,702,651

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

At December 31, 2014, the Fund deferred, on a tax basis, late-year December losses of $4,577,957.

6.	Investment Transactions

For the period from January 1, 2015 through June 30, 2015, the Fund purchased (at cost) and sold securities in the amount of $114,103,122 and $105,774,545 (excluding short term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014 the Fund entered an amended agreement with a variable annual interest rate of three-month LIBOR plus .80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Changes to the credit facility’s capacity for the period from January 1, 2015 through June 30, 2015 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2015:		$153,500,000
January 8, 2015	$153,500,000	$148,500,000
January 20, 2015	$148,500,000	$141,500,000
May 14, 2015	$141,500,000	$146,500,000
Capacity at June 30, 2015:		$146,500,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the period from January 1, 2015 through June 30, 2015 was approximately $143,300,000 and 1.07 percent, respectively. At June 30, 2015, the principal balance outstanding was $146,500,000 at an interest rate of 1.08 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015 (Unaudited)

that is netted against the interest charged on the outstanding credit facility balance. For the period from January 1, 2015 through June 30, 2015, the total amount of income netted against the interest expense is $47,988.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2014 and June 30, 2015.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2015 through June 30, 2015, the Fund paid its Trustees aggregate remuneration of $52,872. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period from January 1, 2015 through June 30, 2015, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2014, other than the amounts payable to the Adviser pursuant to the Agreement.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

Thomas W. Bunn

Trustee

OFFICERS

Russell Morrison

President and Principal Executive Officer

Patrick Hoefling

Chief Financial Officer and Principal Financial and Accounting Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Babson Capital Global Short Duration High Yield Fund 2015 Semi-Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided by the following entities: Babson Capital Management LLC; Babson Capital SecuritiesLLC; Babson Capital Japan KK; Babson Capital Cornerstone Asia Ltd.; Babson Capital Funds Trust; Babson Capital Global Short Duration High Yield Fund; Babson Capital Corporate Investors and Babson Capital Participation Investors (together, for purposes of this privacy notice, “Babson Capital”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This notice describes the privacy policies of Babson Capital, and applies to all accounts you presently have, or may open in the future, with Babson Capital using your social security number or federal taxpayer identification number. As mandated by various regulators, including rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you remain a customer of Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

June 2015

    Babson Capital Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for semi-annual filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The principal executive officer and the principal financial officer of the Registrant, or persons performing similar functions, have evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.

The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com/funds/closed-end-funds.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith [for principal executive officer].

Filed herewith [for principal financial officer].

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable for this filing.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Babson Capital Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	9/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	9/4/2015

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer

Date	9/4/2015